UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.    Other Events.

On June 29, 2016, State Street Corporation announced that the Board of Governors of the Federal Reserve System did not object to the Company's capital plan, reviewed by the Federal Reserve as part of the 2016 Comprehensive Capital Analysis and Review (CCAR) process. The capital plan includes a proposed common stock dividend increase and a new common stock purchase program.

A copy of State Street’s news release with respect to this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description of Exhibit
99.1        State Street news release dated June 29, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

Date: June 29, 2016	By:	/s/ Sean P. Newth
	Name:	Sean P. Newth
	Title:	Senior Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX
Exhibit No.    Description of Exhibit
99.1        State Street news release dated June 29, 2016.